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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 OCTOBER 4, 1995
                                (OCTOBER 2, 1995)

                                 Date of Report
                        (Date of earliest event reported)

                                  HBO & COMPANY
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-9900                                            37-0986839
------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)

       301 PERIMETER CENTER NORTH
              ATLANTA, GA                                      30346
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

                                 (404) 393-6000
                   -------------------------------------------
               Registrant's telephone number, including area code

                           Exhibit Index is on page 3


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ITEM 2.  ACQUISITION OF ASSETS

On October 2, 1995, HBO & Company of Georgia (HBOGA), a wholly owned subsidiary of HBO & Company (HBOC), completed the acquisition of CliniCom Incorporated (CliniCom) a Boulder, Colorado-based developer of point-of-care clinical information systems in a merger (the Merger) pursuant to an Agreement of Merger between HBOGA, HBOC and CliniCom. CliniCom's products are and will continue to be integrated in HBOC's Pathways Care Manager product, a multidisciplinary clinical solution for the healthcare enterprise.

CliniCom stockholders voted to approve the Merger at a special meeting of stockholders held on September 30, 1995. In the Merger, CliniCom stockholders will receive 0.4 of a share of HBOC common stock for each CliniCom share. At closing, approximately 3.46 million HBOC shares were issued for the approximately 8.66 million outstanding CliniCom shares. The transaction will be accounted for as a pooling of interests. Additional information is set forth in the press release attached as Exhibit 99(a), which is incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

The following financial statements of CliniCom which are required by Item 7 are incorporated by reference from HBOC's Form 8-K, Item 5 dated August 16, 1995:

     CliniCom Incorporated Condensed Balance Sheets, Condensed Statements of Operations, Condensed Statements of Cash Flows and Notes to Condensed Financial Statements for the quarter ended June 30, 1995.

     CliniCom Incorporated Report of Independent Public Accountants, Balance Sheets as of December 31, 1994 and 1993, Statements of Operations, Statements of Stockholders' Equity and Statements of Cash Flows for each of the three years ended December 31, 1994 and Notes to Financial Statements.

(b)  Pro Forma financial information.

The following pro forma financial information for the six month period ended June 30, 1995, and the year ended December 31, 1994, which is required by Item 7 is incorporated by reference from HBOC's Form 8-K, Item 5 dated August 16, 1995:

                                     Page 2


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     HBO & Company Pro Forma Combined Income Statements for the Six Months
Ended June 30, 1995, and the Year Ended December 31, 1994, HBO &
Company Pro Forma Combined Balance Sheets at June 30, 1995, and HBO & Company Notes to Pro Forma Combined Financial Statements.

(c)  Exhibits

Exhibit                                                               Page
-------                                                               ----

   2      Agreement of Merger by and among HBO & Company, HBO &        N/A
          Company of Georgia, and CliniCom Incorporated, dated
          July 14, 1995 (incorporated by reference from HBOC's
          Form 8-K dated August 16, 1995).

   23     Consent of Arthur Andersen LLP.                              5

   99(a)  Press release dated October 2, 1995, announcing the          6
          acquisition of CliniCom.

   99(b)  CliniCom Incorporated Condensed Balance Sheets, Condensed    N/A
          Statements of Operations, Condensed Statements of Cash
          Flows and Notes to Condensed Financial Statements for the quarter ended June 30, 1995 (incorporated by reference from HBOC's Form 8-K dated August 16, 1995).

   99(c)  CliniCom Incorporated Report of Independent Public           N/A
          Accountants, Balance Sheets as of December 31, 1994 and
          1993, Statements of Operations, Statements of Stockholders' Equity and Statements of Cash Flows for each of the three years ended December 31, 1994 and Notes to Financial
          Statements (incorporated by reference from HBOC's Form 8-K dated August 16, 1995).

   99(d)  HBO & Company Pro Forma Combined Income Statements           N/A
          for the Six Months Ended June 30, 1995, and the Year
          Ended December 31, 1994, HBO & Company Pro Forma Combined Balance Sheets at June 30, 1995, and HBO & Company Notes to
          Pro Forma Combined Financial Statements (incorporated by reference from HBOC's Form 8-K dated August 16, 1995).


                                     Page 3


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              HBO & COMPANY
                              (Registrant)

Date:  October 4, 1995

                              /s/ Jay P. Gilbertson
                              ----------------------------------
                              Jay P. Gilbertson
                              Vice President - Finance,
                              Chief Financial Officer
                              Treasurer and Assistant Secretary



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